CAPITAL ASSETS	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about property, plant and equipment [abstract]
Disclosure of property, plant and equipment [text block]
6. CAPITAL ASSETS

The following table reconciles the change in Vermilion's capital assets:

($M)	2017	2016
Balance at January 1	3,433,245	3,467,369
Additions	290,593	241,545
Transfers from exploration and evaluation assets	8,187	—
Property acquisitions	25,390	189,853
Changes in asset retirement obligations	(48,187)	149,492
Depletion and depreciation	(479,698)	(491,508)
Recognition of finance lease asset	—	960
Impairment	—	(14,762)
Foreign exchange	108,435	(109,704)
Balance at December 31	3,337,965	3,433,245

Cost	6,539,052	6,256,485
Accumulated depletion and depreciation	(3,201,087)	(2,823,240)
Carrying amount at December 31	3,337,965	3,433,245

2017 Impairment Assessment
As at December 31, 2017, Vermilion did not identify any indicators of impairment.

On December 19, 2017, France's Parliament passed legislation impacting oil and gas exploration and production on French territories. The legislation eliminates the issuance of future oil and gas exploration licenses and places restrictions on oil and gas development starting in 2040. Vermilion assessed whether there are any indications of impairment in our cash generating units in France as a result of this legislation and determined that the value of the cash generating units have not significantly declined. The impact of this legislation is a decrease of less than 2% of Vermilion's reserves in France. As such, Vermilion concluded that the legislation does not constitute an indicator of impairment.

2016 Impairment
As at December 31, 2016 Vermilion did not identify any indicators of impairment. However, in the first quarter of 2016, as a result of declines in price forecasts for European natural gas, Vermilion recorded a non-cash impairment charge of $14.8 million (based on a recoverable amount of $737.3 million) in the Ireland segment.